# i2 Planet 2003

**Bill Beecher**
**chief financial officer**



## PLANET 2003 Analyst Meeting
May 13, 2003

i2 Planet 2003

# Safe Harbor & Update Disclaimer

**In our presentation today,** and during the question and answer session, we may make projections or forward-looking statements that are the opinions of certain members of management. These statements include but are not limited to statements regarding i2's ability to execute its strategy, compete effectively, achieve growth or profitability targets, demand for software applications, completion of announced reaudits of certain financial statements, or provide benefits to customers, and these involve risks and uncertainties.

**These risks and uncertainties** include various important factors including, but not limited to, competition, market acceptance of our products, technological change, recent or future business ventures, international operations and general economic conditions. Therefore, no assurance can be given as to the achievement of any such statement.

**The information in these presentations** was considered accurate and current as of the presentation date. The Company may not update and specifically disclaims any duty to update this information.

**Please refer to the Company's** most recent SEC filings for additional discussion of factors which could impact the Company's financial results.

# Overview

- Quick History
- Restructuring
- Overview of current situation
  - Re-audits
  - Stock listing

# Background of i2

- i2 Technologies was founded in 1988 on the premise that decision support technology utilizing advanced mathematical algorithms could be used to remove waste and inefficiency from the factory operations and supply chains of the world.
- The Company was self-funded and built from the ground up as a cash flow generating enterprise.
- Initial public offering in April of 1996.
- i2 grew rapidly from 1996 through 2000
  - Customer base grew 3 times, to over 1000
  - Employee base grew 9 times, to over 6,300
  - Revenues grew 10 times, to over $1 Billion*
  - We generated substantial operating cash flows through those years
- But, did we expand too quickly?

*subject to re-audits

# We have restructured the Company

- **Beginning in 2001 our revenues declined leading to restructuring activities**
- **We refocused the Company on core customers and expertise**
- **Quarterly operating expenses have been reduced by over 70% since the first quarter of 2001-- from over $350M per quarter to below $110M per quarter**
- **Returned to operating profitability in the fourth quarter of 2002 (excluding restructuring charge), subject to re-audits**
- **We have $441 million in cash and investments as of March 31, 2003**
- **Restructured Senior Management Team**
  - Sanjiv Sidhu returned as CEO in April 2002
  - Sam Nakane was added to the executive staff as chief operating officer
  - Pallab Chatterjee was named president of solutions operations
  - Hiten Varia was named Chief Customer Officer
- **Strengthened i2 Board with outside directors**
  - Robert Crandall, former Chairman and CEO of AMR - chairs the audit committee of our board
  - Michael H. Jordan, CEO of EDS

# We have lowered the cost structure and remain committed to actively managing



$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
2nd Qtr 2002
3rd Qtr 2002
4th Qtr 2002
Total Revenue
Total Adjusted Operating Expenses

*All amounts subject to restatement, pending re-audits.

# Current environment

- We currently have about 2,750 employees, including 1,000 in India
- We have improved our results and significantly reduced our negative cash flows
- Our challenges – re-audit, Nasdaq, SEC, etc. – have naturally caused varying degrees of impact. No notice received in relation to bonds.
- But, as Planet shows, we are running our business and, most important, our customers appear supportive
- We are offering new and more flexible commercial options to meet the wish of our customers
- If successful, we believe these changes could lead to increased bookings, although could defer revenues and delay cash receipts
- We have been keeping a low profile and have learned from our recent experiences, but we are improving our practices and are committed to moving forward with our customers

# We are finalizing our re-audits

- Announced material adjustments would be made to periods under re-audit
- Extensive review has been conducted to focus on the revenue recognition method applied to license contracts within the re-audit periods
  - Approximately 900 contracts executed during re-audit periods
  - Over 1,100 revenue events that generated license revenue
- Traditional recognition method for enterprise software companies involves up-front recognition of license fees provided certain conditions are met
- In certain circumstances, other methods of recognition, including percentage of completion, may be applicable
- Fact specific determinations are required for each license contract or transaction
- Based on the information gathered, the original revenue accounting is being reviewed to determine the nature and extent of alternative accounting treatment

# Status

- **Audit Status**
  - Re-audits covers complete financial statements*
  - Review work substantially completed
  - Presently calculating contract accounting for transactions where alternative treatment will be applied
- **Remaining Critical Milestones**
  - May  Complete Reaudit work
  - June  File the Form 10-K and the Q1 2003 Form 10-Q
- **Continued enhancement of control environment with goal of**
  - Early and increased visibility
  - Increased accountability within organization

*1999 will be reviewed, not re-audited

# Nasdaq delisting

- **The Nasdaq Listing Qualifications Panel has made the decision to delist i2's stock from the Nasdaq Stock Market**
- **The Company plans to appeal decision of Nasdaq's panel**
  - We expect the appeal will be heard in August
- **Our common stock is currently trading on the OTC "pink sheet" market**
- **Upon filing our 2002 10-K and March 31, 2003 quarter 10-Q and application of a market maker, we expect our stock will trade on the OTC bulletin board market**
- **If our appeal of the delisting decision is not successful, i2 plans to re-apply for listing on the Nasdaq National Market as soon as practicable**
- **To meet Nasdaq minimum bid requirements, it is likely that we will seek shareholder approval for a reverse split at our annual meeting currently planned for August**

# Summary

- Reaudits are nearing completion
- 2002 Form 10-K and first quarter 2003 10-Q scheduled to be filed in June
- Restructuring has given the company the opportunity to operate in the black
- Plans to return to Nasdaq
- Cash position is satisfactory and secure
  - bonds have not been called
- Desire to improve balance sheet
- We will host a conference call with analysts and investors upon filing our Form 10-K and Form 10-Q

i2 Planet 2003

**Sanjiv Sidhu**
**chairman and CEO**



# PLANET 2003
# Analyst Meeting
**May 13, 2003**

i2 Planet 2003

# 2003: Increase in spending mix towards business specific projects supported by applications


Reduce new investment
Reduce Run- Maintain budget to free up IT spend for new business investment
Examples
Business Investment
SCM
CRM
ERP
Run / Maintain
Operations
Data Centers
Hardware
Upgrades
Support / maintenance
30%
70%
15%
85%
30%
70%
2001
2002
2003 projected
Examples
In-year positive ROI projects
Reduce Data Centers
Offshore Support and Maintenance
Outsource

Source: i2 Customer interviews and analysis; Preliminary McKinsey CIO survey results and analysis to estimate mix

# Enterprise Technology Shift
## ERP is no longer the center of the Enterprise Data Model

**ERP Centric Data Model**


ERP Bolt On Aps
Core
ERP

**1996**

**"EAI +" Enabled Data Model**


i2 SCM
i2 DOE
Legacy
ERP
CRM
Software Bus

**2003**

# Battling variability with closed-loop SCM

**Battling variability requires:**

- **Forming a winning battle plan**
- **Then keeping the plan constantly synchronized with current reality**


Monitor
velocity
Act
Decide

**This constant synchronization of your plans with current reality is closed-loop SCM**

# i2 Strategy

- Drive increased benefits from existing customer purchases
- Be the industry time to value leader
- Continuous drive to lower TCO for i2 customers
- Be <u>the</u> closed-loop SCM solution company
- Provide a full range of solutions and expertise to help our customers every step of the way

# i2 next generation supply chain management

- **i2 Six**
  - Role-based services architecture utilizing open standards and simplifying solution implementation
  - Out-of-the-box modular industry-specific solutions
  - Common infrastructure services – Supply Chain Operating Services
  - Combines data and logic applications
- **"Pay-as-you-implement" payment option**



# Necessary capabilities to closing the loops


Synch'd Plan
Fulfillment
Synch'd Plan
Product
Synch'd Plan
Sales
Synch'd Plan
Finance
WMS
PDM
ERP
Logistics
SCP
DP
CRM
POS

- Management of distributed master data
- Visibility and event management inside and outside the company
- Real-time reports
- Workflows for cross-functional, synchronized events resolution and planning
- Rapid user configurability of all of the above.

# i2 Business Optimization Services: End-to-end offerings based on i2 optimization pillars

**MODEL** (Innovate)
- Diagnostic
- Modeling
- Strategy

**BUILD** (Implement)
- Program management
- Solution Implementation
- Data & Integration services
- Education services

**OPERATE** (Improve)
- Run, Maintain
- Continuous improvement
- Results Management

**Fulfillment Optimization**

**Spend Optimization** | **Production Optimization** | **Revenue & Profit Optimization**

**Logistics Optimization**

**Supply Chain Operating Services**

# i2's Competitive Differentiation

- **Domain expertise and industry specialization – 15 year track record**
- **Deep functionality**
- **Breadth of solutions**
- **Superior architecture for achieving closed-loop SCM.**
  - Integration to non-ERP data sources
  - Plan level integration
- **Scaleability & performance**
- **Customer-centric approach**
- **Total cost of ownership (w/India based deployment and support)**



i2 Planet 2003

# Question and Answer



## PLANET 2003
## Analyst Meeting

**May 13, 2003**

i2 Planet 2003